Ivy Funds Variable Insurance Portfolios

Supplement dated June 4, 2012 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2012

Effective June 4, 2012, The Bank of New York Mellon will become the custodian and foreign custody manager, respectively, for each Portfolio. Accordingly, all references in this Prospectus to UMB Bank, n.a., are deleted and replaced with The Bank of New York Mellon, which is located at One Wall Street, New York, NY 10286, effective as of that date.

Supplement	Prospectus	1